UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 2, 2006
NRG Energy, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239

(Commission File Number)	(IRS Employer Identification No.)
211 Carnegie Center, Princeton, New Jersey 08540

(Address of Principal Executive Offices, Including Zip Code)
(609) 524-4500

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
     On February 2, 2006, NRG Energy, Inc. (“NRG”) acquired Texas Genco LLC, a Delaware limited liability company (“Texas Genco”), by purchasing all of the outstanding equity interests in Texas Genco (the “Texas Genco Acquisition”), pursuant to the Acquisition Agreement, dated as of September 30, 2005 (the “Acquisition Agreement”), by and among NRG, Texas Genco, and each of the direct and indirect owners of Texas Genco parties thereto (the “Sellers”). In connection with the consummation of the Texas Genco Acquisition, NRG entered into an Investor Rights Agreement with the Sellers pursuant to which, among other things, NRG has agreed to file and cause to become effective a shelf registration statement covering resales of the NRG common stock issued to the Sellers in the Texas Genco Acquisition, subject to certain limitations. Under the terms of the Investor Rights Agreement, the Sellers are prohibited from selling any of the securities received in the Texas Genco Acquisition for a period of 180 days after consummation of the Texas Genco Acquisition. Pursuant to the Investor Rights Agreement, the Sellers also agreed not to acquire additional NRG voting securities or otherwise attempt to acquire control of NRG for a period of two years after the consummation of the transaction.
     The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Investor Rights Agreement, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated by reference herein.
ITEM 2.01. Completion of Acquisition or Disposition of Assets.
     On February 2, 2006, NRG consummated the previously announced Texas Genco Acquisition. The final purchase price consisted of approximately $4.4 billion in cash, the assumption of approximately $2.7 billion of Texas Genco debt and the issuance of approximately 35.4 million shares of NRG’s common stock.
     The Texas Genco Acquisition was partially funded at closing with the combination of (i) cash proceeds received upon the issuance and sale in a public offering of 20,855,057 shares of NRG’s common stock at a price of $48.75 per share; (ii) cash proceeds received upon the issuance and sale of $3.6 billion of unsecured high yield notes; (iii) cash proceeds received upon the issuance and sale in a public offering of 2,000,000 shares of mandatory convertible preferred stock at a price of $250 per share; (iv) funds borrowed under a new senior secured credit facility consisting of a $3.58 billion term loan facility, a $1.0 billion revolving credit facility and a $1.0 billion synthetic letter of credit facility; and (v) cash on hand.
     Texas Genco owns approximately 11,000 MW of net operating generation capacity, and sells power and related services in Texas’ largest power market, the Electric Reliability Council of Texas, or ERCOT.

     Other than the Acquisition Agreement and the transactions contemplated thereby there is no material relationship between NRG and its affiliates and Texas Genco and the Sellers or their affiliates.
     A copy of the Acquisition Agreement was attached as Exhibit 2.1 to NRG’s Current Report on Form 8-K filed, with the Commission on October 3, 2005, and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Texas Genco Acquisition is not intended to be complete and is qualified in its entirety by the complete text of the Acquisition Agreement.
ITEM 7.01 Regulation FD Disclosure
     A copy of the press release announcing the completion of the previously announced Texas Genco Acquisition pursuant to the Acquisition Agreement is attached hereto as Exhibit 99.04, is being furnished pursuant to Regulation FD and is incorporated by reference herein.
     The information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent NRG specifically incorporates the information by reference.
ITEM 9.01. Financial Statements and Exhibits.
(a) Consolidated audited financial statements of Texas Genco LLC as of December 31, 2004 and for the period from inception (July 19, 2004) to December 31, 2004 and the consolidated financial statements for the nine months ended September 30, 2005 were filed as Exhibits 99.03 and 99.01, respectively, to the Current Report on Form 8-K filed by NRG on December 21, 2005, and the audited consolidated financial statements of Texas Genco Holdings, Inc. as of and for the year ended December 31, 2004 were filed as Exhibit 99.02 to the Current Report on Form 8-K filed by NRG on December 21, 2005.
(b) Pro forma financial information for the combined company, after giving effect to the Texas Genco Acquisition, for the year ended December 31, 2004 and as of and for the nine months ended September 30, 2005 was included in the Current Report on Form 8-K filed by NRG on December 21, 2005, as amended on January 5, 23 and 26, 2006.
(c) Not Applicable.
(d) Exhibits

Exhibit No.	Description

10.01*	Investor Rights Agreement, dated as of February 2, 2006, by and among

Exhibit No.	Description
NRG Energy, Inc. and Certain Stockholders of NRG Energy, Inc. set forth therein.

99.01**	Texas Genco LLC Quarterly Report to the Noteholders for the Quarterly Period Ended September 30, 2005.

99.02**	Texas Genco Holdings, Inc. audited financial statements as of December 31, 2003 and December 31, 2004.

99.03**	Texas Genco LLC audited financial statements as of December 31, 2004.

99.04*	Press Release issued by NRG Energy, Inc. on February 2, 2006.

*	Filed herewith.

**	Incorporated by reference to NRG’s Current Report on Form 8-K, filed on December 21, 2005, as amended on January 5, 23 and 26, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
By:	/s/ Timothy W.J. O’Brien
Timothy W.J. O’Brien
Vice President and General Counsel

Dated: February 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.01*	Investor Rights Agreement, dated as of February 2, 2006, by and among NRG Energy, Inc. and Certain Stockholders of NRG Energy, Inc. set forth therein.

99.01**	Texas Genco LLC Quarterly Report to the Noteholders for the Quarterly Period Ended September 30, 2005.

99.02**	Texas Genco Holdings, Inc. audited financial statements as of December 31, 2003 and December 31, 2004.

99.03**	Texas Genco LLC audited financial statements as of December 31, 2004.

99.04*	Press Release issued by NRG Energy, Inc. on February 2, 2006.

*	Filed herewith.

**	Incorporated by reference to NRG’s Current Report on Form 8-K, filed on December 21, 2005, as amended on January 5, 23 and 26, 2006.